UNANIMOUS WRITTEN CONSENT OF TRUSTEE

                                  July 1, 2009

The undersigned Trustee of one or more of MEMBERS Mutual Fund, Ultra Series Fund, Madison Strategic Sector Premium Fund, Madison Mosaic Government Money Market, Income, Tax-Free and Equity Trusts (each a "Trust" or collectively, the "Trusts") does hereby take the following actions for each such Trust for whom the undersigned serves as Trustee:

WHEREAS, Rule 483 under the Securities Act of 1933 requires the Trustees to authorize the use of a power of attorney for purposes of signing the annual Form N1-A for each of the Trusts and other such registration filings or proxy statements, etc.; and

WHEREAS, The Trustees also desire to authorize the use of a power of attorney for purposes of signing certain ownership reports for closed-end funds; and

WHEREAS, the applicable Trustees of each Trust wish to appoint W. Richard Mason for such purposes:

NOW, THEREFORE, IT IS RESOLVED, that the use of the powers of attorney from each Trustee dated July 1, 2009 for MEMBERS Mutual Fund, Ultra Series Fund, Madison Strategic Sector Premium Fund, Madison Mosaic Equity Trust, Madison Mosaic Income Trust, Madison Mosaic Tax-Free Trust and Madison Mosaic Government Money Market Trust shall be and hereby is authorized and ratified for purposes of all Form N1-A filings under the Securities Act of 1933 or the Investment Company Act of 1940 and any Form N-14 filings under such acts, if applicable, by each such Trust hereinafter and any Forms 3, 4 or 5 by each applicable Trustee, until revoked by the Trustees or a specific Trustee, as the case may be; and

RESOLVED FURTHER, that the officers of the Trusts are authorized to take such actions as are necessary to effectuate the purposes of the foregoing resolution.

(signatures of applicable Trustees)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Ultra Series Fund, a Massachusetts business trust, does hereby constitute and appoint W. RICHARD MASON, her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and
(3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of July, 2009.

Katherine L. Frank

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Ultra Series Fund, a Massachusetts business trust, does hereby constitute and appoint W. RICHARD MASON, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and
(3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of July, 2009.

James R. Imhoff, Jr.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Ultra Series Fund, a Massachusetts business trust, does hereby constitute and appoint W. RICHARD MASON, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and
(3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of July, 2009.

Lorence D. Wheeler

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Ultra Series Fund, a Massachusetts business trust, does hereby constitute and appoint W. RICHARD MASON, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and
(3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of July, 2009.

Philip E. Blake

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Ultra Series Fund, a Massachusetts business trust, does hereby constitute and appoint W. RICHARD MASON, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and
(3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of July, 2009.

Steven P. Riege

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of Ultra Series Fund, a Massachusetts business trust, does hereby constitute and appoint W. RICHARD MASON, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable: (1) to enable the said Trust to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of the shares of beneficial interest of said Trust (the "Securities"), including, specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of said Securities and to any instrument or document filed as part of, an exhibit to or in connection with said Registration Statement or amendment; (2) to enable said Trust to comply with the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Investment Company Act of the Trust, including specifically, but without limiting the generality of the foregoing, the power an authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to a Registration Statement or of any amendment thereto filed with the Securities and Exchange Commission in respect of said Trust and to any instrument or document filed as part of, as an exhibit to or in connection with said Registration Statement or amendment; and
(3) to register or qualify said Securities for sale and to register or license said Trust as a broker or dealer in said Securities under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said Securities as contemplated by said Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as Trustee of said Trust to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying said Securities or registering or licensing said Trust, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of July, 2009.

Richard E. Struthers